                                                                   Exhibit 10.8

                      FOURTH AMENDMENT TO CREDIT AGREEMENT


         THIS FOURTH AMENDMENT TO CREDIT AGREEMENT, dated as of June 20, 2003 (this "Amendment"), is by and among BLACK BOX CORPORATION OF PENNSYLVANIA, a Delaware corporation (the "Borrower"), BLACK BOX CORPORATION, a Delaware corporation (the "Parent"), the other guarantors to the Credit Agreement (together with the Parent, the "Guarantors"), the lenders parties to the Credit Agreement (the "Lenders") and CITIZENS BANK OF PENNSYLVANIA, a national banking association, as agent for the Lenders (in such capacity, the "Agent") and as Swingline Lender.

                              W I T N E S S E T H:

         WHEREAS, the Borrower, the Guarantors, the Lenders and the Agent are parties to a Credit Agreement, dated as of April 4, 2000, and amended by that certain First Amendment to Credit Agreements, dated as of March 30, 2001, that certain Second Amendment to Credit Agreements, dated as of April 3, 2002 and that certain Third Amendment to Credit Agreement, dated as of the date hereof (as so amended, the "Credit Agreement"), pursuant to which the Lenders have agreed, on the terms and subject to the conditions described therein, to make Loans to the Borrower; and

         WHEREAS, the commitments of the Lenders under the Short Term Credit Agreement, dated as of April 4, 2000, as amended, among the Borrower, the Guarantors, the Lenders and the Agent have been terminated; and

         WHEREAS, the Borrower has requested the Lenders and the Agent to make certain changes to the Credit Agreement, including, without limitation, the establishment of a Swingline facility under the Credit Agreement; and

         WHEREAS, the Lenders and the Agent are willing to amend the Credit Agreement as set forth below; and

         WHEREAS, capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Credit Agreement;

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

         SECTION 1. Amendments to Credit Agreement with respect to Issuing Banks. The Credit Agreement is hereby amended as follows:

         1.1. The respective definitions of the terms "Issuing Banks" and "Issuing Bank Representative" appearing in Section 1.01 of the Credit Agreement are hereby amended to read in its entirety as follows:

                  "Issuing Banks" shall mean (i) with respect to Letters of Credit issued prior to June , 2003, Mellon Bank, N. A. and such of its affiliates as Mellon Bank, N. A. may (subject to the approval of the Borrower, such approval not to be unreasonably withheld) from time to time elect to cause to issue Letters of Credit and (ii) with respect to Letters of Credit issued or to be issued from and after June , 2003, Citizens Bank of Pennsylvania and such of its affiliates as Citizens Bank of Pennsylvania may (subject to the approval of the Borrower, such approval not to be unreasonably withheld) from time to time elect to cause to issue any one or more of such Letters of Credit. "Issuing Bank" shall mean, with respect to a Letter of Credit, the issuer of such Letter of Credit and references to "the Issuing Bank" and similar references shall be deemed to mean "each Issuing Bank with respect to Letters of Credit issued or to be issued by it".

                  "Issuing Bank Representative" shall mean (i) with respect to Letters of Credit issued prior to June 20, 2003, Mellon Bank, N. A. and
         (ii) with respect to Letters of Credit issued or to be issued from and after June 20, 2003, Citizens Bank of Pennsylvania.

         SECTION 2. Amendments to Credit Agreement with respect to Swingline Loans. The Credit Agreement is hereby amended as follows:

         2.1. Section 1.01 of the Credit Agreement is hereby amended by adding thereto, in appropriate alphabetical sequence, the following definitions:

                  "Applicable Swingline Margin" has the meaning ascribed thereto in Section 2.14.

                  "London Business Day" has the meaning ascribed thereto in
         Section 2.14.

                  "Swingline Interest Period", "Swingline Interest Payment Date" and "Swingline LIBOR Rate" have the respective meaning ascribed thereto in Section 2.14.

                  "Swingline Lender" shall mean Citizens Bank of Pennsylvania.

                  "Swingline Loans" has the meaning ascribed thereto in Section 2.13.

                  "Swingline Note" shall mean a promissory note of the Borrower, in the form of Annex B to the Fourth Amendment to this Agreement, appropriately completed.

         2.2. The respective definition of the terms "Lender", "Loan", "Revolving Credit Exposure" and "Revolving Credit Extensions of Credit" appearing in Section 1.01 of the Credit Agreement is hereby amended are read as follows:

                  "Lender" shall mean any of the Lenders listed on the signature pages hereof, subject to the provions of Section 10.14 hereof pertaining to Persons becoming or ceasing to be Lenders. "Lender" shall in any event include the Issuing Banks and the Swingline Lender.

                  "Loan" shall mean any loan by a Lender to the Borrower under this Agreement, including without limitation any Swingline Loan, and "Loans" shall mean all loans made by the Lenders under this Agreement.

                  "Revolving Credit Exposure" of any Lender at any time shall mean the sum at such time of the outstanding principal amount of such Lender's Revolving Credit Loans plus such Lender's Pro Rata share of the sum of the aggregate Letter of Credit Exposure plus such Lender's Pro Rata share of the outstanding principal amount of Swingline Loans.

                  "Revolving Credit Extensions of Credit" shall mean, at any particular time, the sum of (a) the aggregate unpaid principal amount of Revolving Credit Loans then outstanding, (b) the aggregate Letter of Credit Obligations then outstanding and (c) the aggregate unpaid principal amount of Swingline Loans then outstanding; provided, however, that for purposes of determining the amount of Commitment Fee payable to each Lender under Section 2.02, the amount of Swingline Loans outstanding shall be attributable only to the Swingline Lender and not to any other Lender, except to the extent a Lender has funded its participation interest in a Swingline Loan, in which case the amount of such funding shall be attributable to such Lender and not to the Swingline Lender.

         2.3 The Credit Agreement is hereby amended by adding thereto, in appropriate numerical sequence, new Sections 2.13 and 2.14 as set out on Annex A hereto.

         2.4 Section 8.02(a)(i) of the Credit Agreement is hereby amended by deleting the phrase "Declare the Revolving Credit Commitment terminated, whereupon the Commitments will terminate" appearing therein and inserting in lieu thereof the phrase "Declare the Revolving Credit Commitment and the commitment of the Swingline Lender to make Swingline Loans terminated, whereupon the Commitments and such commitment to make Swingline Loans will terminate".

         2.5 Section 8.02(b) of the Credit Agreement is hereby amended by deleting the phrase "the Commitments shall automatically terminate" appearing therein and inserting in lieu thereof the phrase "the Commitments and the commitment of the Swingline Lender to make Swingline Loans shall automatically terminate".

         2.6. Section 10.03 of the Credit Agreement is hereby amended by redesignating paragraph (g) thereof as paragraph (h) and by adding thereto, in appropriate sequence, a new paragraph (g) to read as follows:

                  (g) Amend or waive any of the provisions of Section 2.13 or
         2.14 hereof, or impose additional duties upon the Swingline Lender or otherwise adversely affect the rights, interests or obligations of the Swingline Lender, without the written consent of the Swingline Lender; or

         SECTION 3.  Miscellaneous.

         3.1. Effect of Amendment. This Amendment shall become effective upon
(a) the execution by the Borrower, the Guarantors, the Lenders and the Agent, and delivery to the Agent, of this Amendment, (b) the execution by the Borrower and delivery to the Swingline Lender of the Swingline Note, dated the date of this Amendment, in the form attached hereto as Annex B, (c) receipt by the Agent of an opinion in form and substance satisfactory to the Agent from counsel to each of the Loan Parties as to such matters relating to this Amendment, the Swingline Loans and the Swingline Notes as the Agent may request, and (d) receipt by the Agent of such other certificates, corporate documents and other documents as the Agent may request. The Credit Agreement, as amended by this Amendment, is in all respects ratified, approved and confirmed and shall, as so amended, remain in full force and effect.

         3.2. Confirmation of Guaranty. Each of the Guarantors reaffirms the terms and conditions of the Loan Documents executed by it and acknowledges and agrees that such Loan Documents remain in full force and effect and are hereby ratified, reaffirmed and confirmed.

Without limiting the generality of the foregoing, each of the Guarantors confirms and agrees that the Swingline Loans and the Swingline Notes are "Guaranteed Obligations" under the Credit Agreement and the other Loan Documents, including without limitation the Guaranty and Suretyship Agreement to which such Guarantor is a party.

         3.3. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania without giving effect to the conflict of law principles thereof.

         3.4. Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.


                         [SIGNATURES BEGIN ON NEXT PAGE]

         SIGNATURE PAGE 1 OF 10 TO FOURTH AMENDMENT TO CREDIT AGREEMENT
                       WITH BLACK BOX CORPORATION ET AL.



         IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed and delivered this Amendment as of the date first above written.


                                       BORROWER:

                                       BLACK BOX CORPORATION OF PENNSYLVANIA

                                       By:
                                           ------------------------------------

                                       Name:
                                             ----------------------------------

                                       Title:
                                              ---------------------------------



                                       GUARANTORS:

                                       BLACK BOX CORPORATION and each of the
                                       DOMESTIC SUBSIDIARIES listed on Annex C
                                       attached hereto and made a part hereof

                                       By:
                                           ------------------------------------

                                       Name:
                                             ----------------------------------

                                       Title:
                                              ---------------------------------
                                              of Black Box Corporation and of
                                              each of the Domestic Subsidiaries
                                              listed on Annex C hereto

         SIGNATURE PAGE 2 OF 10 TO FOURTH AMENDMENT TO CREDIT AGREEMENT
                        WITH BLACK BOX CORPORATION ET AL.

                                       AGENT:

                                       CITIZENS BANK OF PENNSYLVANIA

                                       By:
                                           ------------------------------------

                                       Name:
                                             ----------------------------------

                                       Title:
                                              ---------------------------------



                                       BANKS:

                                       CITIZENS BANK OF PENNSYLVANIA

                                       By:
                                           ------------------------------------

                                       Name:
                                             ----------------------------------

                                       Title:
                                              ---------------------------------

         SIGNATURE PAGE 3 OF 10 TO FOURTH AMENDMENT TO CREDIT AGREEMENT
                        WITH BLACK BOX CORPORATION ET AL.



                                       WACHOVIA BANK, NATIONAL ASSOCIATION

                                       By:
                                           ------------------------------------

                                       Name:
                                             ----------------------------------

                                       Title:
                                              ---------------------------------

         SIGNATURE PAGE 4 OF 10 TO FOURTH AMENDMENT TO CREDIT AGREEMENT
                       WITH BLACK BOX CORPORATION ET AL.



                                       FLEET NATIONAL BANK

                                       By:
                                           ------------------------------------

                                       Name:
                                             ----------------------------------

                                       Title:
                                              ---------------------------------

         SIGNATURE PAGE 5 OF 10 TO FOURTH AMENDMENT TO CREDIT AGREEMENT
                       WITH BLACK BOX CORPORATION ET AL.



                                       NATIONAL CITY BANK OF PENNSYLVANIA

                                       By:
                                           ------------------------------------

                                       Name:
                                             ----------------------------------

                                       Title:
                                              ---------------------------------

         SIGNATURE PAGE 6 OF 10 TO FOURTH AMENDMENT TO CREDIT AGREEMENT
                       WITH BLACK BOX CORPORATION ET AL.



                                       COMERICA BANK

                                       By:
                                           ------------------------------------

                                       Name:
                                             ----------------------------------

                                       Title:
                                              ---------------------------------

         SIGNATURE PAGE 7 OF 10 TO FOURTH AMENDMENT TO CREDIT AGREEMENT
                       WITH BLACK BOX CORPORATION ET AL.



                                       FIRSTAR BANK, N.A.

                                       By:
                                           ------------------------------------

                                       Name:
                                             ----------------------------------

                                       Title:
                                              ---------------------------------

         SIGNATURE PAGE 8 OF 10 TO FOURTH AMENDMENT TO CREDIT AGREEMENT
                       WITH BLACK BOX CORPORATION ET AL.



                                       KEYBANK NATIONAL ASSOCIATION

                                       By:
                                           ------------------------------------

                                       Name:
                                             ----------------------------------

                                       Title:
                                              ---------------------------------

         SIGNATURE PAGE 9 OF 10 TO FOURTH AMENDMENT TO CREDIT AGREEMENT
                       WITH BLACK BOX CORPORATION ET AL.



                                       MELLON BANK, N. A.

                                       By:
                                           ------------------------------------

                                       Name:
                                             ----------------------------------

                                       Title:
                                              ---------------------------------

         SIGNATURE PAGE 10 OF 10 TO FOURTH AMENDMENT TO CREDIT AGREEMENT
                       WITH BLACK BOX CORPORATION ET AL.



                                       FIFTH THIRD BANK

                                       By:
                                           ------------------------------------

                                       Name:
                                             ----------------------------------

                                       Title:
                                              ---------------------------------

                 ANNEX A TO FOURTH AMENDMENT TO CREDIT AGREEMENT


         2.13. SWINGLINE LOANS.

         (a) The Swing Line. Subject to the terms and conditions set forth herein (including without limitation the conditions set forth in Section 5.02 hereof), the Swingline Lender agrees to make loans (each such loan, a "Swingline Loan") in Dollars, to the Borrower from time to time on any Business Day during the period from the Closing Date to the Revolving Credit Maturity Date in an aggregate amount not to exceed Five Million Dollars outstanding at any time; provided, however, that after giving effect to any Swingline Loan, (i) the aggregate outstanding amount of all Revolving Credit Loans, Swingline Loans and Letter of Credit Obligations shall not exceed the Aggregate Revolving Credit Committed Amounts of all Lenders and (ii) the aggregate outstanding amount of the Revolving Credit Loans of any Lender other than the Swingline Lender, plus such Revolving Lender's Pro Rata share of the outstanding amount of all Letter of Credit Obligations, plus such Lender's Pro Rata share of the outstanding amount of all Swingline Loans shall not exceed such Lender's Revolving Credit Committed Amount. Within the foregoing limits, and subject to the other terms and conditions hereof, the Borrower may borrow, prepay and reborrow under this
Section 2.13. To the extent not due and payable earlier, the Swingline Loans shall be due and payable on the Revolving Credit Maturity Date. Each Swingline Loan shall bear interest as set forth in Section 2.14. Immediately upon the making of a Swingline Loan, each Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Swingline Lender a risk participation in such Swingline Loan in an amount equal to the product of such Revolving Lender's Pro Rata share times the amount of such Swingline Loan. The Swingline Loans shall be evidenced by the Swingline Note.

         (b) Borrowing Procedures. If the Borrower desires that the Swingline Lender make a Swingline Loan, the Borrower shall give irrevocable notice to the Swingline Lender, which may be given by telephone. Each such notice must be received by the Swingline Lender not later than 12:00 noon, Pittsburgh time on the requested borrowing date, and shall specify (i) the amount to be borrowed, which may be any amount, and (ii) the requested borrowing date, which shall be a Business Day. Each such telephonic notice shall be confirmed promptly by delivery to the Swingline Lender and the Administrative Agent of a written confirmation thereof. After receipt by the Swingline Lender of request of a Swingline Loan, the Swingline Lender shall make the proceeds of such Swingline Loan available to the Borrower on the borrowing date specified in such notice available to the Borrower at the Swingline Lender's office by crediting the account of the Borrower on the books of the Swingline Lender in funds immediately available at such office.

         (c) Refinancing of Swingline Loans.

                  (i) The Swingline Lender at any time in its sole and absolute discretion may request, on behalf of the Borrower (which hereby irrevocably authorizes the Swingline Lender to so request on its behalf), and the Borrower at any time may request, that a Revolving Loan be made in an amount equal to the amount of some or all of the Swingline

         Loans then outstanding. Such request shall be made in accordance with the requirements of Section 2.03, without regard to the minimum and multiples specified therein for the principal amount of Revolving Credit Loans, but subject to the unutilized portion of the Aggregate Revolving Credit Committed Amounts and to satisfaction of the conditions set forth in Section 5.02. Each Lender shall make an amount equal to its Pro Rata share of the amount specified in the applicable Standard Notice available to the Agent in funds immediately available at the Agent's Office for the account of the Swingline Lender not later than 2:00 p.m., Pittsburgh time, on the Business Day specified in such notice, whereupon, subject to Section 2.13(c)(ii), each Lender that so makes funds available shall be deemed to have made a Revolving Loan bearing interest at the Base Rate Option to the Borrower in such amount. The Administrative Agent shall remit the funds so received from the Lenders to the Swingline Lender.

                  (ii) If for any reason the making of Revolving Loans cannot be requested in accordance with Section 2.13(c)(i) or any Swingline Loan cannot be refinanced by the making of Revolving Loans, the Standard Notice submitted by the Swingline Lender as contemplated by Section 2.13(c)(i) shall be deemed to be a request by the Swingline Lender that each of the Lenders fund its risk participation in the amount of the relevant Swingline Loan and each Revolving Lender's payment to the Administrative Agent for the account of the Swingline Lender pursuant to Section 2.05(c)(i) shall be deemed payment in respect of such risk participation in the amount of such Swingline Loan.

                  (iii) If any Lender fails to make available to the Agent for the account of the Swingline Lender any amount required to be paid by such Lender pursuant to the foregoing provisions of this Section 2.13(c) by the time specified in Section 2.13(c)(i), the Swingline Lender shall be entitled to recover from such Lender, on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the Swingline Lender at a rate per annum equal to the applicable Federal Funds Rate for three Business Days and thereafter at a rate per annum equal to the rate applicable to the relevant Swingline Loan. A certificate of the Swingline Lender submitted to any Lender with respect to any amounts owing under this clause (iii) shall be conclusive absent manifest error.

                  (iv) Each Lender's obligation to make Revolving Credit Loans or to purchase and fund risk participations in Swingline Loans pursuant to this Section 2.13(c) shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any set-off, counterclaim, recoupment, defense or other right which such Lender may have against the Swingline Lender, the Borrower or any other Person for any reason whatsoever, (B) the occurrence or continuance of a Potential Default or Event of Default, or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided, however, that each Lender's obligation to make Revolving Loans pursuant to this Section 2.13(c) is subject to the conditions set forth in
         Section 5.02. Any such purchase of risk participations by each Lender from the Swingline Lender shall not relieve or otherwise impair the obligation of the Borrower to repay Swingline Loans, together with interest as provided herein.

         (d) Repayment of Participations.

                  (i) At any time after any Lender has purchased and funded a risk participation in a Swingline Loan, if the applicable Swingline Lender receives any payment on account of such Swingline Loan, such Swingline Lender will distribute to such Lender its ratable share of such payment (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Revolving Lender's risk participation was outstanding and funded).

                  (ii) If any payment received by the Swingline Lender in respect of principal or interest on any Swingline Loan is required to be returned by the Swingline Lender, each Lender shall pay to the Swingline Lender its Pro Rata share of such amount on demand of the Swingline Lender, plus interest thereon from the date of such demand to the date such amount is returned at a rate per annum equal to the applicable Federal Funds Rate.

         (e) Interest for Account of Swingline Lender. The Swingline Lender shall be responsible for invoicing the Borrower for interest on the Swingline Loans. Until each Lender funds its Revolving Credit Loan or risk participation pursuant to this Section 2.05, interest in respect of such Lender's Pro Rata share of the applicable Swingline Loans shall be solely for the account of the Swingline Lender.

         2.14. INTEREST ON AND PAYMENT OF SWINGLINE LOANS; OTHER MATTERS.

         (a) Certain Definitions. As used herein, the following terms have the following meanings:

                  (i) "Applicable Swingline Margin" for any day means one-quarter of one percent (0.25%) in excess of the Applicable Margin (as defined in Section 2.04(b) hereof) for such day.

                  (ii) "Swingline Interest Period" means, initially, the period commencing on June [30], 2003 (the "Start Date") and ending on the numerically corresponding date one month later, and thereafter each one month period ending on the day of such month that numerically corresponds to the Start Date. If a Swingline Interest Period is to end in a month for which there is no day which numerically corresponds to the Start Date, the Interest Period will end on the last day of such month.

                  (iii) "Swingline Interest Payment Date" means, initially, July [30], 2003, and thereafter the numerically corresponding date of each month. If a month does not contain a day that numerically corresponds to the initial Interest Payment Date, the Interest Payment Date shall be the last day of such month.

                  (iv) "Swingline LIBOR Rate" means, relative to any Swingline Interest Period, the offered rate for delivery in two London Banking Days (as defined below) of deposits of

         U.S. Dollars which the British Bankers' Association fixes as its LIBOR rate and which appears on the Telerate Page 3750 as of 11:00 a.m. London time on the day on which such Swingline Interest Period commences, and for a period approximately equal to such Interest Period. If the first day of any Swingline Interest Period is not a day which is both a (x) Business Day and (y) a day on which U.S. Dollar deposits are transacted in the London interbank market (a "London Business Day"), the Swingline LIBOR Rate shall be determined in reference to the next preceding day which is both a Business Day and a London Banking Day. If for any reason the Swingline LIBOR Rate is unavailable and/or the Swingline Lender is unable to determine the Swingline LIBOR Rate for any Swingline Interest Period, the Swingline LIBOR Rate shall be deemed to be equal to the Base Rate.

         (b) Interest Rates for Swingline Loans. Except as otherwise provided in this Section 2.14, the Swingline Loans shall bear interest for each day at a rate per annum equal to the sum of Swingline LIBOR Rate for the Swingline Interest Period during which such day occurs plus the Applicable Swingline Margin for such day; provided, however, that if the Swingline LIBOR rate is equal to the Base Rate as contemplated by the last sentence of Section 2.14(a), the Applicable Swingline Margin shall be deemed to be zero. Interest on Swingline Loans shall be payable on each Swingline Interest Payment Date. For avoidance of doubt, Section 2.09(c)(ii) shall apply to Swingline Loans. Notwithstanding anything to the contrary in this Agreement, if participations of the Lenders in any Swingline are funded as contemplated by Section 2.13(c), such Swingline Loan shall, as of the date the request for such funding is made by the Swingline Lender, bear interest at the Base Rate Option as provided in Section
2.04 rather than at the rate set forth in the first sentence of this Section 2.14(b).

         (c) Payments and Prepayments of Swingline Loans. The Borrower shall have the right at any time to prepay Swingline Loans without premium or penalty by giving notice to the Swingline Lender and the Agent of such intended prepayment not later than 11:00 a.m. Pittsburgh time on the date of such proposed prepayment. Section 2.09(b) hereof shall apply to payments of Swingline Loans. In addition, the Borrower and the Swingline Lender may from time to time agree to arrangements whereby Swingline Loans are repaid by a "sweep" or similar mechanism.

         (d) Other Matters with respect to Swingline Loans. References in
Article IX of this Agreement to the Issuing Bank shall be deemed to be references to each of the Issuing Bank and the Swingline Lender.

                           ANNEX B TO FOURTH AMENDMENT

                             FORM OF SWINGLINE NOTE



                                 Swingline Note



$5,000,000                                             Pittsburgh, Pennsylvania
                                                                   June  , 2003


         FOR VALUE RECEIVED, the undersigned, BLACK BOX CORPORATION OF PENNSYLVANIA, a Delaware corporation (the "Borrower"), promises to pay to the order of CITIZENS BANK OF PENNSYLVANIA (the "Lender") on or before the Revolving Credit Maturity Date (as defined in the Agreement referred to below), and at such earlier dates as may be required by such Agreement, the lesser of (i) the principal sum of Five Million Dollars ($5,000,000) or (ii) the aggregate unpaid principal amount of all Swingline Loans made by the Lender to the Borrower from time to time pursuant to the Agreement. The Borrower further promises to pay to the order of the Lender interest on the unpaid principal amount hereof from time to time outstanding at the rate or rates per annum determined pursuant to
Section 2.14 of, or as otherwise provided in, the Agreement, payable on the dates set forth in Section 2.14 of, or as otherwise provided in, the Agreement.

         All payments of principal and interest hereunder shall be due and payable by 12:00 Noon, Pittsburgh time, on the day when due. Such payments shall be made to the Agent, for the benefit of the Lender, at its Office in Dollars in immediately available funds without setoff, counterclaim or other deduction of any nature.

         Except as otherwise provided in the Agreement, if any payment of principal or interest hereunder shall become due on a day which is not a Business Day, such payment shall be made on the next following Business Day and such extension of time shall be included in computing interest in connection with such payment.

         This Note is the "Swingline Note" as referred to in, and is entitled to the benefits of the Credit Agreement, dated as of April 4, 2000, as amended, by and among the Borrower, the Lenders party thereto from time to time, the Guarantors party thereto from time to time, and Citizens Bank of Pennsylvania, as Agent (as the same may be further amended, modified or supplemented from time to time, the "Agreement"), which among other things provides for the acceleration of the maturity hereof upon the occurrence of certain events and for prepayments in certain circumstances and upon certain terms and conditions. Terms defined in the Agreement have the same meanings herein.

         The Borrower hereby expressly waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note and the Agreement, and an action for amounts due hereunder or thereunder shall immediately accrue.

         This Note shall be governed by, construed and enforced in accordance with the laws of the Commonwealth of Pennsylvania, without regard to principles of conflicts of law.

                                          BLACK BOX CORPORATION OF PENNSYLVANIA


                                          By
                                             ----------------------------------
                                             Name:
                                             Title:

                           ANNEX C TO FOURTH AMENDMENT

                       GUARANTORS - DOMESTIC SUBSIDIARIES



BBox Holding Company
Atimco Network Services, Inc.
American Telephone Wiring Company
Midwest Communications Technologies, Inc.
Associated Network Solutions, Inc.
Advanced Communications Corporation
Cable Consultants, Incorporated
Todd Communications, Inc.
Comm Line, Inc.
Business Communications Concepts, Inc.
Koncepts Communications of L.I., Corp.
Communication Contractors, Inc.
DataCom-Link, Inc.
U.S. Premise Networking Services, Inc.
TennMark Telecommunications, Inc.
Parrish Communications Cabling, Inc.
R&D Services, Inc.
Delaney Telecom, Inc.
Delaney Electrical Services, Inc.
K&A Communications, Inc.
Jet Line Communications, Inc.
A.T.S., Inc.
Coast to Coast Communications, Inc.
Advanced Network Technologies, Inc.
BB Technologies, Inc.